Exhibit 99.1

Avid Stockholders Approve Transaction with GHO and Ampersand

Tustin, CA, January 30, 2025 — Avid Bioservices, Inc. (NASDAQ: CDMO) (“Avid” or the “Company”), a dedicated biologics contract development and manufacturing organization (“CDMO”) working to improve patient lives by providing high quality development and manufacturing services to biotechnology and pharmaceutical companies, today announced that Avid stockholders voted to approve the transaction with GHO Capital Partners LLP ("GHO") and Ampersand Capital Partners (“Ampersand”) at the Avid special meeting of stockholders (the “Special Meeting”) held earlier today.

“We thank our stockholders for their support through our time as a public company and the duration of this process,” said Nick Green, president and CEO of Avid Bioservices. “We look forward to completing the transaction and delivering significant, immediate and certain cash value to our stockholders.”

With today’s stockholder approval, all closing conditions, other than those to be satisfied at closing, have been met and regulatory approvals have been received, and the Company therefore expects the transaction to close in the coming days. The final, certified voting results for the Special Meeting will be provided in a Form 8-K filed with the U.S. Securities and Exchange Commission.

About Avid Bioservices, Inc.

Avid Bioservices (NASDAQ: CDMO) is a dedicated CDMO focused on development and CGMP manufacturing of biologics. The Company provides a comprehensive range of process development, CGMP clinical and commercial manufacturing services for the biotechnology and biopharmaceutical industries. With more than 30 years of experience producing biologics, Avid's services include CGMP clinical and commercial drug substance manufacturing, bulk packaging, release and stability testing and regulatory submissions support. For early-stage programs the Company provides a variety of process development activities, including cell line development, upstream and downstream development and optimization, analytical methods development, testing and characterization. The scope of our services ranges from standalone process development projects to full development and manufacturing programs through commercialization. www.avidbio.com

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this press release are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts:

Avid Bioservices

Stephanie Diaz (Investors)
Vida Strategic Partners
415-675-7401
sdiaz@vidasp.com

Tim Brons
Vida Strategic Partners
415-675-7402
tbrons@vidasp.com

Bob Marese / John Bryan (For Voting Inquiries)
MacKenzie Partners, Inc.
1-800-322-2885
proxy@MacKenziePartners.com

Aaron Palash / Allison Sobel (Media)
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449